                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                March 23, 2001


                               FILM ROMAN, INC.
                 --------------------------------------------
              (Exact name of registrant as specified in charter)

            Delaware                     000-29642            95-4585357
     (State or other jurisdiction      (Commission    (IRS Employer
          of incorporation)            File Number)   Identification No.)

                        12020 Chandler Blvd., Suite 200
                       North Hollywood, California 91607
              --------------------------------------------------
             (Address of Principal Executive Offices)  (ZIP Code)

                                (818) 761-2544
                 --------------------------------------------
              Registrant's Telephone Number, Including Area Code

                                      N/A
            -------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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              ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     As previously disclosed by Film Roman, Inc. (the "Company") and as related to its stockholders in the recently mailed Proxy Statement, a proposed transaction regarding the sale of a sixty percent (60%) equity interest in the Company to Pentamedia Graphics, Ltd. ("Pentamedia")will be presented for stockholder approval at the Company's Annual Meeting of Stockholders on March 26, 2001. Pentamedia has presented proposals to the Company which could result in amendments to the proposed transaction and, as a result, the election of Directors nominated by Pentamedia would be effective only upon the closing of the proposed transaction.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  FILM ROMAN, INC.


                                  By: /s/ Dixon Q. Dern
                                     -------------------------------------
                                     Dixon Q. Dern, Secretary and Director

Dated:  March 23, 2001